EXHIBIT 10.1

EchoStar Satellite L.L.C.
9601 S. Meridian Blvd.
Englewood, Colorado 80112
Tel. 303.723.1000
Fax 303.723.1699

March 27, 2005

Richard E. Miller
President
See World Satellites, Inc.
1321 Wayne Ave.
Indiana, PA 15701

Re: Consent to Transfer of All Issued and Outstanding Shares of Common Stock

Dear Mr. Miller:

Pursuant to Section 17.2 of the EchoStar Retailer Agreement effective as of December 31, 2004 by and between EchoStar Satellite L.L.C. (“EchoStar”) and See World Satellites, Inc. (“SWS”) (as previously amended, the “ERA), EchoStar hereby conditionally grants its consent to the direct transfer solely and exclusively from Richard E. Miller (“Miller”) to FTS Group, Inc. (“FTS”) of all of Miller’s right, title and interest in and to all of the issued and outstanding shares of the common stock of SWS (the “SWS Share Transfer”), subject to the complete and timely occurrence of all of the following events: (i) SWS duly executing and delivering to EchoStar the the “Amendment No. 1 to Retailer Agreements” in the form attached hereto as Exhibit A (the “Retailer Agreement 1”); (ii) the giving of notice from SWS to EchoStar in accordance with Section 17.10.1 of the ERA and Section 17.10.1 of the Distributor Retailer Agreement effective as of January 31, 2006 by and between EchoStar and SWS (as previously amended, the “DRA”) that, other than the giving of EchoStar’s and DNSC’s consent hereunder, any and all permissions, consents, approvals, acknowledgements and other actions required to be obtained, received, completed or performed from any person or entity and for any reason in connection with the SWS Share Transfer have been fully and correctly obtained, received completed or performed, as applicable (the “Notice to EchoStar of Other Consents”); (iii) the giving of notice from SWS to DISH Network Service Corporation (“DNSC”) in accordance with Section 14.3 of the Authorized Regional Service Provider Agreement effective as of June 14, 2003 by and between DNSC and SWS (as previously amended, the “RSPA”) that, other than the giving of EchoStar’s and DNSC’s consent hereunder, any and all permissions, consents, approvals, acknowledgements and other actions required to be obtained, received, completed or performed form any person or entity and for any reason in connection with the SWS Share Transfer have been fully and correctly obtained, received completed or performed, as applicable (the “Notice to DNSC of Other Consents”); and (iv) SWS fully and correctly completing (including without limitation all applicable signatures and initials) and submitting to EchoStar or DNSC, as applicable, any and all applications, documents, instruments and other information as may be required or requested by EchoStar or DNSC, at any time and from time to time in the sole and absolute discretion for any reason or no reason of EchoStar or DNSC, as applicable, for the purpose of evidencing the SWS Share Transfer and/or any other associated transactions in connection therewith or the ERA, DRA and/or RSPA (including without limitation the provision by SWS of any revised electronic funds transfer instructions applicable to any performance by either party thereto under the ERA, DRA or RSPA) on EchoStar’s, DNSC’s and/or any of their Affiliates’ retailer or regional service provider database and/or other applicable records of any type (collectively, the “Retailer/RSP Records”); provided that: (a) EchoStar shall be entitled, in its sole and absolute discretion for any reason or no reason, to withdraw this letter and such conditional grant of consent at any time prior to the occurrence of all of the foregoing events, and (b) in the event that all of the foregoing events have no occurred by 5:00 pm (prevailing Mountain Time) on Friday, April 14, 2006, this letter shall automatically become void ab initio and be of no further force or effect.

Pursuant to the terms and conditions of the Trademark License Agreement effective as of December 31, 2004 by and between EchoStar and SES and attached to the ERA as Exhibit A thereto (as previously amended, the “ETLA”), EchoStar hereby conditionally grants its consent to the SWS Share Transfer, subject to the complete and timely occurrence of all of the following events: (i) SWS duly executing and delivering to EchoStar the Retailer Amendment 1; (ii) the giving by SWS of the Notice to EchoStar of Other Consents; (iii) the giving by SWS of the Notice to DNSC of Other Consents; and (iv) SWS fully and correctly completing (including without limitation all applicable signatures and initials) and submitting to EchoStar or DNSC, if and as applicable, the Retailer/RSP Records; provided that: (a) EchoStar shall be entitled, in its sole and absolute discretion for any reason or no reason, to withdraw this letter and such conditional grant of consent at any time prior to the occurrence of all of the foregoing events, and (b) in the event that all of the foregoing events have no occurred by 5:00 pm (prevailing Mountain Time) on Friday, April 14, 2006, this letter shall automatically become void ab initio and be of no further force or effect.

Pursuant to Section 17.2 of the DRA, EchoStar hereby conditionally grants its consent to the SWS Share Transfer, subject to the complete and timely occurrence of all of the following events: (i) SWS duly executing and delivering to EchoStar the Retailer Amendment 1; (ii) the giving by SWS of the Notice to EchoStar of Other Consents; (iii) the giving by SWS of the Notice to DNSC of Other Consents; and (iv) SWS fully and correctly completing (including without limitation all applicable signatures and initials) and submitting to EchoStar or DNSC, if and as applicable, the Retailer/RSP Records; provided that: (a) EchoStar shall be entitled, in its sole and absolute discretion for any reason or no reason, to withdraw this letter and such conditional grant of consent at any time prior to the occurrence of all of the foregoing events, and (b) in the event that all of the foregoing events have not occurred by 5:00 pm (prevailing Mountain Time) on Friday, April 14, 2006, this letter shall automatically become void ab initio and be of no further force or effect.

Pursuant to the terms and conditions of the Trademark License Agreement effective as of December 31, 2005 by and between EchoStar and SWS and attached to the DRA as Exhibit A thereto (as previously amended, the “DTLA”), EchoStar hereby conditionally grants its consent to the SWS Share Transfer, subject to the complete and timely occurrence of all of the following events: (i) SWS duly executing and delivering to EchoStar the Retailer Amendment 1; (ii) the giving by SWS of the Notice to EchoStar of Other Consents; (iii) the giving by SWS of the Notice to DNSC of Other Consents; and (iv) SWS fully and correctly completing (including without limitation all applicable signatures and initials) and submitting to EchoStar or DNSC, if and as applicable, the Retailer/RSP Records; provided that: (a) EchoStar shall be entitled, in its sole and absolute discretion for any reason or no reason, to withdraw this letter and such conditional grant of consent at any time prior to the occurrence of all of the foregoing events, and (b) in the event that all of the foregoing events have not occurred by 5:00 pm (prevailing Mountain Time) on Friday, April 14, 2006, this letter shall automatically become void ab initio and be of no further force or effect.

Pursuant to Section 14.4 of the RSPA, DNSC hereby conditionally grants its consent to the SWS Share Transfer, subject to the complete and timely occurrence of all of the following events: (i) SWS duly executing and delivering to EchoStar the Retailer Agreement 1; (ii) the giving by SWS of the Notice to EchoStar of Other Consents; (iii) the giving by SWS of the Notice to DNSC of Other Consents; and (iv) SWS fully and correctly completing (including without limitation all applicable signatures and initials) and submitting to EchoStar or DNSC, if and as applicable, the Retailer/RSP Records; provided that: (a) DNSC shall be entitled, in its sole and absolute discretion for any reason or no reason, to withdraw this letter and such conditional grant of consent at any time prior to the occurrence of all of the foregoing events, and (b) in the event that all of the foregoing events have not occurred by 5:00 pm (prevailing Mountain Time) on Friday, April 14, 2006, this letter shall automatically become void ab initio and be of no further force or effect.

This letter does not in any way release SWS or Miller in any manner whatsoever form any performance, obligations or liabilities that may arise from or relate to the ERA, ETLA, DRA, DTLA or RSPA.

If you desire to enter into the Retailer Amendment 1, please: (i) sign and date the execution copy of Retailer Amendment 1 (which has been provided with this letter for your convenience) in the appropriate space, (ii) fax a fully-executed copy to the attention of Erik Carlson, SVP, Sales, EchoStar Satellite L.L.C. at the following fax number: 303-723-3893; and (iii) mail two fully-executed originals to Erik Carlson, SVP, Sales, EchoStar Satellite L.L.C. at the address specified above.

ECHOSTAR SATELLITE L.L.C

By: /s/ James DeFranco
James DeFranco
Executive Vice President

By: /s/ James DeFranco
James DeFranco
Executive Vice President